
Eleven10 at Farmers Market
Dallas, TX

INVESTOR PRESENTATION December 2025

INDEPENDENCE REALTY TRUST

TABLE OF CONTENTS



Eleven10 at Farmers Market
Dallas, TX



Eleven10 at Farmers Market
Dallas, TX

WHY IRT

IRT's Strategic Approach to the Apartment Sector Has Generated Sector-Leading Shareholder Returns

- **Primarily Class-B Apartments in High-Growth Markets with Solid Demand Fundamentals**
  - 73% of NOI from Sunbelt, 22% from Midwest
- **Disciplined Capital Allocation Propels NOI and CFFO per Share**
  - Value Add Renovations boost NOI ~29%
  - Accretive Acquisitions
  - Opportunistic Repurchasing of Shares
  - Recycle capital to Optimize Market Exposure and Fund Accretive Investments
- **Strong, Investment Grade Balance Sheet**
  - BBB Rated and Ample Liquidity
- **Operational Excellence**
  - High Occupancy and Steady Rent Growth
  - Satisfied Residents
  - Strategic Expense Management

5-Year Total Returns (1)


IRT
57%
RMS
42%
Multifamily Index
30%

10-Year Total Returns (1)


IRT
265%
RMS
77%
Multifamily Index
65%

(1) Source: S&P Global's Capital IQPro data as of the time periods ended 11/30/2025. The Multifamily Index is the Dow Jones U.S. Real Estate Apartment Index.

INDEPENDENCE REALTY TRUST

RECENT OPERATIONAL UPDATES

Overview of Q3 2025 Results:

- Same-Store Portfolio Results:
  - 1.4% revenue Y/Y growth
  - (0.7%) operating expense Y/Y growth
  - 2.7% NOI Y/Y growth
- Bad debt <1% of same store revenues
- 788 Value Add units completed at average ROI of 14.8%
- Conservative Leverage:
  - Tracking mid-5x net debt/EBITDA
  - 99.7% debt is fixed or hedged

Q4 2025 is Trending as Expected:

Occupancy, Rental Rates & Same-Store Revenue

- **Same-store occupancy remains stable.**
- **Blended same store rental rate growth for like-kind leases is positive and trending in-line** with expectations. New lease trade outs, renewal trade outs, and retention are all tracking expectations.
- **Same-store revenue growth is in line** with updated expectations.

Expenses & NOI

- **Expense trends are better than our expectations** and we now expect to be below the midpoint of our updated guidance.
- Overall, expected Q4 and FY 2025 same store **NOI growth is** expected to be above the midpoint of updated guidance.

Capital Allocation

- **Q4 Disposition:** Sold Jamestown at St. Matthews community in Louisville, KY, for $50 million, representing an economic cap rate of 5.2%.
- **Stock Buy-Backs:** Repurchased 1.9 million shares at average price per share of $16 for a total of $30 million.

RECENT OPERATIONAL UPDATES

Operating Metrics

Highlights of our operating results from Q3 2025 and the for the preceding four quarters:


Occupancy
Same-Store Excluding Value Add
95.9% 95.8% 95.6% 95.5% 95.8%
Q3 24 Q4 24 Q1 25 Q2 25 Q3 25
Same-Store Value Add
94.9% 95.2% 95.1% 95.0% 94.4%
Q3 24 Q4 24 Q1 25 Q2 25 Q3 25
Same-Store Total
95.5% 95.5% 95.5% 95.3% 95.3%
Q3 24 Q4 24 Q1 25 Q2 25 Q3 25
Same-Store Total Lease over Lease Rent Growth
New Leases
-3.6% -4.6% -4.3% -3.1% -3.5%
6% 4% 2% 0% -2% -4% -6%
Q3 24 Q4 24 Q1 25 Q2 25 Q3 25
Renewals
3.8% 5.4% 4.8% 3.9% 2.6%
6% 4% 2% 0% -2% -4% -6%
Q3 24 Q4 24 Q1 25 Q2 25 Q3 25
Blended
0.8% 0.1% 0.4% 0.7% 0.1%
6% 4% 2% 0% -2% -4% -6%
Q3 24 Q4 24 Q1 25 Q2 25 Q3 25


Avenues at Craig Ranch
McKinney, TX

DRIVERS OF GROWTH

DRIVERS OF GROWTH

How IRT generates sector-leading growth and shareholder returns

High Growth Markets

Sunbelt & Midwest Focused Portfolio
Solid Demand Fundamentals
Waning New Supply



Avenues at Craig Ranch
McKinney, TX

Disciplined Capital Allocation

Track record of creating value through
Accretive Investments,
Periodic Capital Recycling,
Opportunistic Stock Repurchases, and
Prudent Balance Sheet Management

Operational Excellence

High Occupancy, Steady Rent Growth, Resident Satisfaction,
Strategic Expense Management



Avenues at Craig Ranch
McKinney, TX

HIGH GROWTH MARKETS

Predominantly Class-B Apartment Communities Concentrated in Sunbelt & Midwest Markets that Feature Solid Demand Fundamentals

IRT's Strong Presence in Non-Gateway Markets


CO
IN
OH
KY
OK
TN
NC
SC
TX
AL
GA
FL
Operating Communities

	Sunbelt [3]	Midwest	Greater Denver
Communities	81	27	7
Units	24,749	7,347	1,722
% of NOI	73%	22%	5%

IRT's Markets

	# Properties	Units	% Units	% NOI[1]
Atlanta, GA	13	5,180	15.3	14.4
Dallas, TX	14	4,007	11.8	13.4
Columbus, OH	10	2,510	7.4	7.2
Tampa-St. Petersburg, FL	6	1,791	5.1	6.5
Indianapolis, IN	8	2,259	6.7	6.1
Denver, CO[2]	7	1,722	5.1	6.0
Oklahoma City, OK	8	2,147	6.3	5.4
Raleigh-Durham, NC	6	1,690	5.0	4.9
Nashville, TN	5	1,508	4.5	5.5
Memphis, TN	4	1,383	4.1	3.7
Top 10 Subtotal	**81**	**24,197**	**71.3**	**73.1**
Other	34	9,621	28.7	26.9
Total	**115**	**33,818**	**100**	**100**

(1) Share of NOI is for the three months ended September 30, 2025.
(2) Our Denver, CO, market includes communities located in Fort Collins and Colorado Springs. It excludes one wholly-owned development community in Denver that is in lease-up with stabilization expected to occur in Q2 2026.
(3) For the three months ended September 30, 2025. Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX.

INDEPENDENCE REALTY TRUST

HIGH GROWTH MARKETS

Migration into IRT's Markets

- A greater percentage of the population continues to prefer the Sunbelt and Midwest regions over Gateway markets, attracted to a lower cost of living, quality of life, better tax policy and growing economic opportunity

Cumulative Total Migration


16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Sunbelt
Mid-West
Greater Denver
Gateway

Source: U.S. Census, 2024

INDEPENDENCE REALTY TRUST

HIGH GROWTH MARKETS

Population Growth in IRT Markets Outpaces U.S. and Gateway Markets

- Populations in IRT markets continue to grow, as people migrate to our Sunbelt and Midwest cities to start families and establish careers

Cumulative Total Population Growth Since 2021



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
2021
2022
2023
2024
2025
2026
2027
2028
Forecast
IRT WAV
Sunbelt
Mid-West
Greater Denver
Gateway Avg.
United States

Source: CoStar market-level data, Q3 2025. Gateway Markets include Boston, Washington, DC, Los Angeles, Miami, San Francisco, and New York.

INDEPENDENCE REALTY TRUST

HIGH GROWTH MARKETS

Employment Growth is forecasted to Remain Higher in IRT Markets

- IRT's markets have and are expected to continue benefiting from higher employment growth than Gateway markets and the National Average

Cumulative Total Employment Growth Since 2021



Forecast
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2021
2022
2023
2024
2025
2026
2027
2028
IRT WAV
Sunbelt
Mid-West
Greater Denver
Gateway Avg.
United States

Source: CoStar market-level data, Q3 2025. Gateway Markets include Boston, Washington, DC, Los Angeles, Miami, San Francisco, and New York.

HIGH GROWTH MARKETS

Waning New Supply in IRT's Markets

- New supply in IRT markets is down substantially from peak volumes
- Construction starts data supports expectation that 2026 – 2028 forecasted new deliveries will be below the 3.5% trailing 10-year average[1]

New Supply Peaked in 2024; and Expected to Decline Substantially

- National Class B vacancy rates proved more resilient to the supply shock, and are forecasted to remain below Class A vacancy rates



Completions (Units)
Vacancy Rate (%)
Completions
Projected Completions
Class A Vacancy
Class BC Vacancy

Construction Starts Imply Muted Inventory Growth through 2028[2]

- Construction duration results in a lag of 18-24+ months between multifamily starts to delivery



Construction Starts Signaling Declining New Supply Trend
Unit Starts
Delivery Units
Linear (Delivery Units)

Data Source: CoStar Q3 2025 data release

(1) The 10-year trailing average of 3.5% is based on apartment unit deliveries CoStar has reported in IRT submarkets from 2015 through 2024.

(2) Construction Starts and Deliveries represent the totals for the submarkets where IRT owns, as reported by CoStar.

HIGH GROWTH MARKETS

Population Growth Outstrips Apartment Deliveries in IRT Markets

- Population growth in IRT markets has outpaced apartment inventory growth in IRT markets the past three years
- As population continues to increase and supply wanes, the ratio of population-to-new supply in IRT markets is forecasted to ***nearly double*** over the next three years, substantially outpacing the national average
- This favorable supply-demand dynamic provides us with greater pricing power

Ratio of Population to Supply to Improve[(1)(2)]

- During 2026-2028, population growth-to-new supply in IRT's markets is expected to improve to 7.9x, far outpacing the national average.


9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Population-to-New Inventory Growth
4.1x
4.3x
7.9x
4.5x
3 Yr Historical Average (2023 – 2025)
3 Yr Projected Average (2026 – 2028)
IRT
National Average

Data Source: CoStar Q3 2025 data release

(1) IRT Weighted Averages based on NOI Exposure by market.

(2) Represents the number of people migrating to markets for every one unit delivered.

INDEPENDENCE REALTY TRUST

HIGH GROWTH MARKETS

Population Growth Drives Demand As New Supply Declines

- As population growth increases and inventory growth declines in IRT's markets, we expect the resulting Demand Quotient to strengthen throughout our portfolio
- Among IRT's 10 Largest Markets, strongest increases are expected in Oklahoma City, Dallas-Ft. Worth, Atlanta, Raleigh-Durham, and Indianapolis
  - Recent acquisitions in Orlando (7.9x) strengthen IRT's overall growth profile

Projected Population-to-Supply Growth (2026 – 2028) in IRT's Top 10 Markets (1)(2)(3)



Population-to-New Supply Growth
16.0 x
14.0 x
12.0 x
10.0 x
8.0 x
6.0 x
4.0 x
2.0 x
0.0 x
13.6 x
8.1 x
7.9 x
6.8 x
6.4 x
6.3 x
5.2 x
4.9 x
4.3 x
4.1 x
1.9 x
Oklahoma City
Dallas-Ft. Worth
IRT: Total Portfolio
Atlanta
Raleigh-Durham
Indianapolis
Columbus
Tampa
Nashville
Denver
Memphis

(1) Based on CoStar Data Q3 2025
(2) IRT Weighted Average based on NOI Exposure by market
(3) Represents the number of people migrating to markets for every one unit delivered

INDEPENDENCE REALTY TRUST

HIGH GROWTH MARKETS

Affordability Factor: Owning a Home is 2x the Cost of Renting with IRT

Rent vs. Buy Cost Differential continues to support rental demand:

- Based on the median home price across IRT's top 10 markets,[1] the average premium to buy and own a home is 93% higher than IRT's monthly rent

Home Ownership Monthly Cost[2] vs IRT In-Place Rents



$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Monthly Cost
On Average, Ownership Costs are
46% - 204% higher than IRT's Rent
93% more to own a home
Atlanta - GA
Columbus - OH
Dallas-Fort Worth - TX
Denver - CO
Indianapolis - IN
Memphis - TN
Nashville - TN
Oklahoma City - OK
Raleigh - Durham - NC
Tampa - FL
IRT Top 10 Markets WAV
IRT In-Place Monthly Rent
Homeownership Cost

(1) Median home price of ~$464,000 across IRT's top 10 markets is calculated from Redfin for the month of September 2025, based on actual sale prices for All Home types (Single family, Townhomes, and Condos). Top 10 IRT Markets weighted based on NOI exposure for IRT Budget-Actuals; NOI is weighted at the zip code level.

(2) Monthly Home Ownership Costs assume a 20% down payment and monthly estimates for insurance and real estate taxes.

HIGH GROWTH MARKETS

Affordability Factor: IRT's Average Rent is a Compelling Price Point that Attracts Renters

- IRT's rent was ~$658 per month, or 39%, lower than new construction suburban rents[1]
- Additionally, IRT's Class B communities do not compete directly with Class A development

IRT Monthly Rents vs. New Construction Rents


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
39% lower rents
Atlanta
Dallas - Fort Worth
Columbus
Denver
Raleigh - Durham
Oklahoma City
Indianapolis
Tampa
Nashville
Memphis
Total/WAV
IRT
New Construction

(1) IRT's Average Asking Rent vs. new construction suburban rent for two-bedroom apartments; reflects Yardi Q3 2025 data.

HIGH GROWTH MARKETS

Strong Demand for Class B Apartments

- The defensive nature of class B communities positions them to enjoy steady demand throughout the economic cycle



A
B
C

A
- Higher income residents move down in a recession
- Renters move down to Class B as rent increases outstrip income growth

B
- Capture households moving down in a recession
- Capture seniors who sell homes to fund retirement
- Capture individuals/families moving up with career progression

C
- Lower income residents move up as income grows

Class B Positioning:
- Most opportunity to consistently increase rents
- Less exposure to homeownership
- Less likely to be impacted from new construction

Sample Resident Demographic:
- Value driven
- Middle income category
- Renters by necessity

Residents Require Accommodations That Are:
- Affordable
- Well maintained, spacious, comfortable, clean and modern
- Equipped with state-of-the-art amenities
- Conveniently located

DISCIPLINED CAPITAL ALLOCATION

Value-Add Renovations: Every $1 Invested Boosts NOI by 29%

- IRT prioritizes capital allocation to its Value-Add program, where average returns on investment of 16.2% have powered a ~29% lift in annual NOI growth(1)
- Future Value-Add Pipeline of ~12,000 units represents $34-$36 million of incremental NOI, or more than $400 million of future shareholder value

Value Add Pipeline (2)

($ in millions)	In-Place Program	2025 Starts	Future Pipeline	Total
Units to Renovate	17,381	-	5,280	22,661
Units Renovated-to-Date	(10,959)	-	-	(10,959)
Remaining Units to Renovate	6,422	-	5,280	11,702
Remaining Renovation Costs (3)	$116 - $122	-	$95 - $100	$211 - $222
Incremental NOI (4)	$19 - $20	-	$15 - $16	$34 - $36
Incremental Value Creation (5)	$225 - $237	-	$185 - $195	$410 - $433

NOI Boost: Value Add program boosts baseline NOI driving outsized growth



3.2%
0.6%
2.6%
2.7%
0.6%
2.1%
2024
YTD 25
Total same-store NOI growth
Value Add NOI boost ~29%
Baseline same-store NOI growth

(1) Based on a $30.6 million incremental increase to annual NOI, calculated as total units completed to date of 10,959 multiplied by $233 rent premium annualized.
(2) Value add pipeline data is as of September 30, 2025. These projections constitute forward-looking information. See "Forward-Looking Statement" at the end of this presentation.
(3) Illustrative estimated cost / unit ranging from $18,000 to $19,000.
(4) Illustrative 16.2% annual ROI based on IRT's historical returns.
(5) Calculated as incremental NOI, divided by 5.5% cap rate net of renovation costs.

INDEPENDENCE REALTY TRUST

DISCIPLINED CAPITAL ALLOCATION

Value-Add Case Study: Avalon Oaks, Columbus OH

Before	After
	
	

Our Value-Add Renovations achieve outsized value creation:

- **Acquired in Feb 2018 for $23.0mm**, this 235-unit, 97% occupied community expanded our Columbus footprint in a high-demand submarket with limited new Class A supply and rents ~7% below comps.
- **Added to our Value-Add Program in February 2020,** renovation upgrades included: kitchen and amenity enhancements, in-unit W/Ds, and offer upside through rent growth and operating efficiencies.
- **Post-renovation valuation of $50.5M reflects a $20.2M in incremental value creation (119% increase)**, representing an 88% gain on a cap rate equivalent basis.
- **Upgrades drove a 48% average rent increase and delivered a 28% unlevered ROI**, highlighting strong value creation and improved resident profile.

	12/31/19	9/30/25	Change
Revenue (TTM)	$2.8mm	$4.3mm	+51%
NOI (TTM)	$1.5mm	$2.9mm	+98%
NOI Margin	51.6%	67.7%	+1,613 bps
Ave. Eff. Monthly Rent	$975	$1,438	+48%


$23.0
$7.3
$20.2
$50.5
Purchase Price
Invested Capital
Value Created
Total Value

As of September 2025, we have invested $7.3mm in the property including approximately $3.5mm through our Value-Add program and renovations are 94% complete

Note: Dollars in millions except average monthly rental rate.
(1) Assumes market economic cap rate of 5.5%

INDEPENDENCE REALTY TRUST

DISCIPLINED CAPITAL ALLOCATION

Acquisitions are Accretive to CFFO per Share on Day-1

- During 2025, we have acquired three communities totaling $214.5 million and 923 apartment homes at an average economic cap rate of 5.8%[1]
- Greater scale in markets also supports long-term operating efficiencies

Recent Property Acquisitions

Autumn Breeze
Indianapolis, IN



Acquisition date	2/27/2025
Total Consideration	$59.5mm
Units	280
Year of Construction	2008
Economic Cap Rate[1]	5.7%

3030 at Apopka
Orlando, FL



Acquisition date	7/31/2025
Total Consideration	$60.25mm
Units	240
Year of Construction	2024
Economic Cap Rate[1]	5.7%

M2
Orlando, FL



Acquisition date	8/14/2025
Total Consideration	$94.75mm
Units	403
Year of Construction	2019
Economic Cap Rate[1]	5.9%

(1) Economic Cap Rate represents the NOI for the first full year of ownership, inclusive of a market management fee, replacement reserves and anticipated capital expenditures, if any.

DISCIPLINED CAPITAL ALLOCATION

Capital Recycling

- In 2025, we have recycled $161 million from older vintage properties at an average exit cap rate of 5.5% and redeployed the proceeds into new communities with higher expected growth and reduced overall leverage

Sold *Ridge Crossings*, February 2025

- 720-unit community in Birmingham, Alabama
- Gross disposition price was $111.0 million(2)
- Economic cap rate of 5.6% (1)



Sold *Jamestown at St. Matthews*, November 2025

- 356-unit community in Lexington, Kentucky
- Gross disposition price was $50.0 million
- Economic cap rate of 5.2% (1)



Key Elements of Capital Recycling Rationale

- **Recalibrate Market Exposure** - Exited Birmingham, AL market while increasing scale in higher growth markets
- **Enhance Portfolio Quality** – Invest in newer communities with lower capex profiles, in higher growth markets

(1) Both economic cap rates are based on estimated forward 12-month NOI, less a property management fee and estimated capex, at the time of the transaction.
(2) Ridge Crossings was encumbered with a $56.8 million mortgage that was extinguished in connection with the sale, reducing our secured debt.

DISCIPLINED CAPITAL ALLOCATION

Opportunistic Stock Issuance and Repurchases

- IRT has opportunistically accessed the market to raise equity when trading at a premium to NAV…
- …and has repurchased shares when the stock is trading at a significant discount to NAV for a prolonged period of time

IRT's Premium (Discount) to Net Asset Value[1]


Premium
At NAV(1)
Discount
Q4 2024:
ATM Issuance at average price of $20.26
September 2024:
Secondary offering at price of $19.75
March 2025:
ATM Issuance at average price of $21.28
11/3 – 11/7:
Repurchased 1.9M shares at an average price of $16, for a total of $30M
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
Dec-24
Jan-25
Feb-25
Mar-25
Apr-25
May-25
Jun-25
Jul-25
Aug-25
Sep-25
Oct-25
Nov-25

(1) Source: S&P Global's Capital IQ Pro. IRT's historical NAVs are consensus NAV estimates.

INDEPENDENCE REALTY TRUST

DISCIPLINED CAPITAL ALLOCATION

Strong, Investment Grade Rated Balance Sheet with Ample Liquidity to Fund Growth

Simple capital structure and ~$628M of liquidity including $61M of available forward equity to fund growth[1]



Secured Debt
Unsecured Debt
Equity
21%
15%
64%
$6.3B
Total Market Cap

Investment Grade Rated

Agency	Rating	Outlook
Fitch Ratings	BBB	Stable
S&P Global Ratings	BBB	Stable

Conservatively Leveraged



6.7x
5.9x
mid-5x
Q4 2023
Q4 2024
Q4 2025e

Well Laddered Debt Maturities[1]



$ in millions
$6
$335
$21
$980
$626
$316
2025
2026
2027
2028
2029
Thereafter

(1) As of September 30, 2025.

OPERATIONAL EXCELLENCE

IRT's Commitment to Operational Excellence at its Communities Has Produced High Occupancy, Steady Rent Growth, and Satisfied Residents


$1,088
$1,136
$1,299
$1,522
$1,558
$1,563
$1,577
6.4% CAGR
2019
2020
2021
2022
2023
2024
YTD 2025
Average Effective Monthly Rent per Unit (1)
Total Portfolio Average Occupancy (1)


IRT's Reputation Score Among Residents
679
832
Up 22+%
2021
2025

(1) Represents average occupancy and monthly rent per unit for the consolidated portfolio for the three months ended December 31 for years 2019 through 2024, and for the three months ended September 30, 2025.. Excludes development project and communities own in unconsolidated joint ventures.

17

INDEPENDENCE REALTY TRUST

OPERATIONAL EXCELLENCE

Strategic Expense Management

- At the corporate level, IRT manages expenses to maximize the conversion of rental revenue to NOI and Core FFO per share for investors
- IRT's operating efficiencies are comparable to those of larger cap apartment REITs


G&A as a % of Gross Assets (1)(2)
IRT's operating efficiencies are comparable to those of larger, well-capitalized peers
35bps
38 bps
120bps
IRT
Larger Cap Peers
Smaller Cap Peer

(1) Represents LTM G&A expense (including fees to external advisors for BRT and NXRT), divided by total assets plus accumulated depreciation as of September 30, 2025.
(2) Larger cap peers include ABV, CPT, EQR, ESS, MAA, and UDR. Smaller cap peers include BTR, CSR, ELME, NXRT, and VRE.

INDEPENDENCE REALTY TRUST



Monticello by the Vineyard
Fort Worth, TX

TRACK RECORD OF OUTPERFORMANCE

TRACK RECORD OF OUTPERFORMANCE

Sector-Leading NOI Growth

- Our focus on high-growth markets, disciplined capital allocation, and commitment to operational excellence has fuel our sector-leading same-store NOI growth

Same-Store NOI Growth (1)



IRT's significant outperformance vs. Coastal & Non-Gateway peers
IRT
45%
Non-Gateway
30%
Peer Group
20%
Coastal
14%
2019
2020
2021
2022
2023
2024
2025 Mid-Point
IRT
Non-Gateway
Coastal
Peer Group

2025 Same-Store NOI Growth (Midpoint of Guidance) (1)



2.10%
-0.6%
2.4%
1.2%
270 bps higher than Non-Gateway peers
IRT
Non-Gateway
Coastal
Peer Group

(1) Midpoints of same-store NOI guidance for FY 2025, as updated for Q3 2025 results. The coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. Same-Store NOI growth is based on the definitions used by the peer group companies and may not be comparable.

TRACK RECORD OF OUTPERFORMANCE

Greater NOI growth, combined with strategic expense management, has enabled IRT to deliver higher CFFO per share growth and higher total returns for shareholders

CFFO per Share Growth (1)


IRT
55%
Non-Gateway
39%
Peer Group
27%
Coastal
18%
2019
2020
2021
2022
2023
2024
2025 Mid-Point
IRT
Non-Gateway
Coastal
Peer Group

Cumulative Total Shareholder Return (2)


IRT
50%
Non-Gateway
23%
Peer Group
8%
Coastal
2%
2019
2020
2021
2022
2023
2024
2025
IRT
Non-Gateway
Coastal
Peer Group

Coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. CFFO per share metrics are based on the definitions used by the peer group companies and may not be comparable.

(1) Source: Company reports

(2) Source: S&P Global's Capital IQPro data as of the time periods ended 11/30/2025


Monticello by the Vineyard
Fort Worth, TX

Appendices

IRT MARKETS

IRT Resident Demographics at a Glance[1]

Established, growing resident population benefiting from amenity-rich communities without overextending on rent

48%

Male


Gender
Breakdown

52%

Female

80%

Single


Marital
Status

20%

Married

IRT Residents work primarily in essential services

Top Industries of Residents:

1. Services
2. Medical Services
3. Professional
4. Technology
5. Administrative

Residents moving to our communities:

22%

are from out-of-state

31%

of those from out-of-state are from either the West Coast, IL or the Northeast

Average Rent to Income of Our Newest Residents[2]: 22%

Avg Age of Residents: [1]

36 Years


39%
15%
21%
21%
5%
18-24
25-34
35-44
45-64
65+

Total Occupants per Apartment [1]


48%
35%
11%
7%
1
2
3
4+

(1) All resident demographic data is self-reported by residents. Data as of September 30, 2025.
(2) Data as of the last 90 days ending September 30, 2025.

IRT Markets: Favorable Resident Demographics

Recent residents in IRT's top 10 markets are in their mid-30s and make an average annual income of ~$85,000, resulting in a ~22% rent to income[(1)]



CO
OK
TX
IN
OH
TN
NC
GA
FL

★ Top 10 IRT Markets by NOI

	Market	Resident Average Age[(1)]
1	Atlanta, GA	36
2	Dallas, TX	38
3	Denver, CO	35
4	Columbus, OH	35
5	Raleigh-Durham, NC	39
6	Indianapolis, IN	38
7	Oklahoma City, OK	34
8	Tampa-St. Petersburg, FL	35
9	Nashville, TN	38
10	Memphis, TN	35
	PORTFOLIO AVERAGE	36

	Market	Rent/ Income[(1)]
1	Atlanta, GA	21.0%
2	Dallas, TX	21.9%
3	Denver, CO	25.8%
4	Columbus, OH	21.9%
5	Raleigh-Durham, NC	20.6%
6	Indianapolis, IN	21.9%
7	Oklahoma City, OK	18.6%
8	Tampa-St. Petersburg, FL	24.6%
9	Nashville, TN	22.9%
10	Memphis, TN	22.7%
	PORTFOLIO AVERAGE	22.2%

Top 5 Employment Sectors[(1)]

	Market	Average Income	1	2	3	4	5
1	Atlanta, GA	$89,684	Services/Retail	Professional	Healthcare	Technology	Sales
2	Dallas, TX	$93,342	Construction	Student/Education	Engineering	Professional	Self Employed
3	Denver, CO	$86,397	Services/Retail	Construction	Healthcare	Professional	Hospitality
4	Columbus, OH	$84,021	Services/Retail	Professional	Healthcare	Construction	Self Employed
5	Indianapolis, IN	$81,574	Services/Retail	Professional	Healthcare	Hospitality	Sales
6	Raleigh-Durham, NC	$87,694	Professional	Healthcare	Services/Retail	Technology	Student/Education
7	Oklahoma City, OK	$84,400	Services/Retail	Professional	Healthcare	Student/Education	Technology
8	Tampa-St. Petersburg, FL	$86,153	Services/Retail	Professional	Healthcare	Sales	Self Employed
9	Nashville, TN	$80,279	Services/Retail	Professional	Healthcare	Technology	Sales
10	Memphis, TN	$82,713	Professional	Services/Retail	Healthcare	Student/Education	Sales
	PORTFOLIO AVERAGE	$85,646	Services/Retail	Professional	Healthcare	Technology	Sales

Key
Services/Retail
Professional
Healthcare
Technology
Sales
Engineering
Self Employed
Construction
Student/Education
Hospitality

(1) All resident demographic data is self-reported by residents. Average age, average income, and rent-to-income ratio are for residents that have moved in during the three months ending September 30, 2025. Employment sector data is for all residents as of September 30, 2025.

IRT Markets | Atlanta

Community Map





Pointe at Canyon Ridge

Sandy Springs, GA



Waterstone at Big Creek

Alpharetta, GA

Job Growth


1.48%
0.20%
0.81%
2024
2025
2026

Population Growth


1.12%
0.66%
0.75%
2024
2025
2026

2025 Job Growth

US Average	*0.48%*
Gateway Markets	*(0.01%)*

2025 Population Growth

US Average	*0.41%*
Gateway Markets	*0.59%*

Supply Growth[1]


5.73%
2.61%
1.56%
2024
2025
2026

Major Employers

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025
(1) Supply growth based on deliveries in IRT's submarkets

Atlanta represents 14.3% of IRT's NOI

IRT Markets | Dallas

Community Map


Fort Worth
Dallas
Plano
Garland
Irving
Arlington



Avenues at Craig Ranch
Dallas, TX



Vue at Knoll Trail
Dallas, TX

Job Growth


1.54%
0.85%
1.11%
2024
2025
2026

Population Growth


2.00%
1.08%
1.11%
2024
2025
2026

2025 Job Growth

US Average	*0.48%*
Gateway Markets	*(0.01%)*

2025 Population Growth

US Average	*0.41%*
Gateway Markets	*0.59%*

Supply Growth(1)


4.36%
3.04%
1.17%
2024
2025
2026

Major Employers

AT&T, Toyota, Texas Instruments, American Airlines, Baylor Scott & White Health, Southwest

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025
(1) Supply growth based on deliveries in IRT's submarkets

Dallas represents 13.3% of IRT's NOI

IRT Markets | Columbus

Community Map


Columbus





Bennington Pond Apartments
Groveport, OH

Schirm Farms
Canal Winchester, OH

Job Growth


1.16%
1.46%
0.59%
2024
2025
2026

Population Growth


1.38%
0.97%
0.79%
2024
2025
2026

2025 Job Growth

US Average	*0.48%*
Gateway Markets	*(0.01%)*

2025 Population Growth

US Average	*0.41%*
Gateway Markets	*0.59%*

Supply Growth(1)


1.52%
1.82%
0.46%
2024
2025
2026

Major Employers

intel
CardinalHealth
OhioHealth
JPMorganChase
The Ohio State University

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025
(1) Supply growth based on deliveries in IRT's submarkets

Columbus represents 7.0% of IRT's NOI

INDEPENDENCE REALTY TRUST

IRT Markets | Tampa

Community Map



Tampa



Gateway at Pinellas
Tampa, FL



Vantage on Hillsborough
Tampa, FL

Job Growth



0.79%
1.07%
0.66%
2024
2025
2026

Population Growth



1.53%
0.78%
0.64%
2024
2025
2026

2025 Job Growth

US Average	*0.48%*
Gateway Markets	*(0.01%)*

2025 Population Growth

US Average	*0.41%*
Gateway Markets	*0.59%*

Supply Growth(1)



4.18%
2.42%
2.20%
2024
2025
2026

Major Employers

Transamerica, HSN, Jabil, Raymond James, Franklin Templeton

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025
(1) Supply growth based on deliveries in IRT's submarkets

Tampa represents 6.4% of IRT's NOI

Independence Realty Trust

IRT Markets | Denver

Community Map



Fort Collins
Boulder
Denver
Lakewood
Aurora
Fort Morgan
Longmont



Destination at Arista
Broomfield, CO



Bristol Village
Aurora, CO

Job Growth



0.97%
0.25%
0.86%
2024
2025
2026

Population Growth



1.00%
0.64%
0.66%
2024
2025
2026

2025 Job Growth	
US Average	0.48%
Gateway Markets	(0.01%)

2025 Population Growth	
US Average	0.41%
Gateway Markets	0.59%

Supply Growth(1)



4.25%
7.59%
1.40%
2024
2025
2026

Major Employers

Centura Health, Ball, HealthONE, Lockheed Martin, CenturyLink, RE/MAX

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025
(1) Supply growth based on deliveries in IRT's submarkets

Denver represents 6.0% of IRT's NOI

IRT Markets | Indianapolis

Community Map


Indianapolis



Bayview Club Apartments
Indianapolis, IN



Reveal on Cumberland
Indianapolis, IN

Job Growth


1.25%
0.88%
0.69%
2024
2025
2026

Population Growth


1.19%
0.67%
0.51%
2024
2025
2026

2025 Job Growth

US Average	*0.48%*
Gateway Markets	*(0.01%)*

2025 Population Growth

US Average	*0.41%*
Gateway Markets	*0.59%*

Supply Growth(1)


2.63%
1.79%
0.00%
2024
2025
2026

Major Employers

Anthem. Allison Transmission salesforce Roche Lilly Celadon St.Vincent

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025
(1) Supply growth based on deliveries in IRT's submarkets

Indianapolis represents 6.8% of IRT's NOI

INDEPENDENCE REALTY TRUST

IRT Markets | Oklahoma City

Community Map





Windrush
Oklahoma City, OK



Augusta
Oklahoma City, OK

Job Growth



1.85%
0.27%
0.50%
2024
2025
2026

Population Growth



1.04%
0.64%
0.57%
2024
2025
2026

2025 Job Growth

US Average	*0.48%*
Gateway Markets	*(0.01%)*

2025 Population Growth

US Average	*0.41%*
Gateway Markets	*0.59%*

Supply Growth(1)



3.47%
3.22%
-0.06%
2024
2025
2026

Major Employers

The University of Oklahoma, Boeing, Hobby Lobby, Integris Health, Paycom, Love's

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025
(1) Supply growth based on deliveries in IRT's submarkets

Oklahoma City represents 5.4% of IRT's NOI

IRT Markets | Nashville

Community Map



Nashville
Mt. Juliet
Berry Hill
Belle Meade
Kingston Springs
Pegram
Rural Hill
Gladeville
Pasquo
Brentwood
La Vergne
Smyrna
Fairview
Nolensville
Kingfield
Franklin
Leipers Fork
Arrington
West Harpeth
Rudderville
Murfreesboro
Thompson's Station
College Grove
Salem
Spring Hill
Bethesda
Rockvale
Eagleville



Landings of Brentwood

Brentwood, TN



Stoneridge Farms

Smyrna, TN

Job Growth



1.37%
1.00%
0.85%
2024
2025
2026

Population Growth



1.65%
1.03%
0.89%
2024
2025
2026

2025 Job Growth

US Average	*0.48%*
Gateway Markets	*(0.01%)*

2025 Population Growth

US Average	*0.41%*
Gateway Markets	*0.59%*

Supply Growth(1)



3.47%
2.39%
1.83%
2024
2025
2026

Major Employers

Vanderbilt University Medical Center; Saint Thomas Health; Vanderbilt University; Nissan Group of North America; Bridgestone

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025
(1) Supply growth based on deliveries in IRT's submarkets

Nashville represents 5.4% of IRT's NOI

Independence Realty Trust

IRT Markets | Raleigh–Durham

Community Map



Durham
Oak Grove
Gorman
Youngsville
Forest
Bethesda
Falls
Rolesville
Neuse
Clegg
Millbrook
Morrisville
Cary
Raleigh
Knightdale
Wilsonville
Apex
Garner



Creekstone at RTP

Durham, NC



Waterstone at Brier Creek

Raleigh, NC

Job Growth



3.92%
2.71%
1.97%
2024
2025
2026

Population Growth



4.29%
2.63%
2.15%
2024
2025
2026

2025 Job Growth	
US Average	0.48%
Gateway Markets	(0.01%)

2025 Population Growth	
US Average	0.41%
Gateway Markets	0.59%

Supply Growth[(1)]



8.72%
2.07%
1.33%
2024
2025
2026

Major Employers

IBM, Citrix, Cisco, UNC REX Healthcare, Lenovo, DukeHealth, Apple, Fidelity Investments

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025

(1) Supply growth based on deliveries in IRT's submarkets

Raleigh-Durham represents 4.9% of IRT's NOI

IRT Markets | Memphis

Community Map



Northaven
Bartlett
Memphis
Mississippi River
Germantown
Nonconnah
Oakville
Southaven



Walnut Hill
Memphis, TN



Miller Creek at Germantown
Memphis, TN

Job Growth



0.10%
-0.21%
0.34%
2024
2025
2026

Population Growth



0.03%
0.12%
0.08%
2024
2025
2026

2025 Job Growth	
US Average	0.48%
Gateway Markets	(0.01%)

2025 Population Growth	
US Average	0.41%
Gateway Markets	0.59%

Supply Growth[(1)]



1.42%
4.09%
1.33%
2024
2025
2026

Major Employers

FedEx. St. Jude Children's Research Hospital, Methodist Le Bonheur Healthcare, AutoZone, Kroger, Baptist

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025
(1) Supply growth based on deliveries in IRT's submarkets

Memphis represents 3.6% of IRT's NOI

IRT Markets | Houston

Community Map



Houston



Carrington Park at Huffmeister
Houston, TX



Carrington Place
Houston, TX

Job Growth



1.53%
0.70%
0.76%
2024
2025
2026

Population Growth



2.38%
1.26%
1.19%
2024
2025
2026

2025 Job Growth

US Average	*0.48%*
Gateway Markets	*(0.01%)*

2025 Population Growth

US Average	*0.41%*
Gateway Markets	*0.59%*

Supply Growth[1]



7.89%
2.05%
0.23%
2024
2025
2026

Major Employers

ExxonMobil, Houston Methodist, Shell, The University of Texas MD Anderson Cancer Center, H-E-B, Walmart

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025
(1) Supply growth based on deliveries in IRT's submarkets

Houston represents 3.5% of IRT's NOI

IRT Markets | Louisville

Community Map


Louisville



Prospect Park Apartment Homes

Louisville, KY



Oxmoor Apartments

Louisville, KY

Job Growth


0.94%
0.59%
0.51%
2024
2025
2026

Population Growth


1.06%
0.44%
0.39%
2024
2025
2026

2025 Job Growth	
US Average	*0.48%*
Gateway Markets	*(0.01%)*

2025 Population Growth	
US Average	*0.41%*
Gateway Markets	*0.59%*

Supply Growth(1)


1.07%
0.00%
0.00%
2024
2025
2026

Major Employers

TOYOTA, Yum!, Humana, Ford, Kindred, GE Appliances, UPS

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025
(1) Supply growth based on deliveries in IRT's submarkets

Louisville represents 2.8% of IRT's NOI

INDEPENDENCE REALTY TRUST

IRT Markets | Charlotte

Community Map



Huntersville
Harrisburg
Mt Holly
Charlotte
Wildwoods
Mint Hill



Fountains Southend

Charlotte, NC



Vesta City Park

Charlotte, NC

Job Growth



1.48%
2.00%
0.98%
2024
2025
2026

Population Growth



2.14%
1.46%
1.18%
2024
2025
2026

2025 Job Growth

US Average	*0.48%*
Gateway Markets	*(0.01%)*

2025 Population Growth

US Average	*0.41%*
Gateway Markets	*0.59%*

Supply Growth(1)



16.77%
10.21%
3.86%
2024
2025
2026

Major Employers

Bank of America, Wells Fargo, American Airlines, Atrium Health, Truist, Lowe's, Duke Energy

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025
(1) Supply growth based on deliveries in IRT's submarkets

Charlotte represents 3.3% of IRT's NOI

IRT Markets | Huntsville

Community Map



Mt Carmel
Chase
Huntsville
Space &
Madison
Redstone Arsenal
Big Cove



Bridgepoint
Huntsville, AL



Legacy at Jones Farm
Huntsville, AL

Job Growth



2.65%
1.08%
0.66%
2024
2025
2026

Population Growth



2.25%
1.06%
0.90%
2024
2025
2026

2025 Job Growth	
US Average	*0.48%*
Gateway Markets	*(0.01%)*

2025 Population Growth	
US Average	*0.41%*
Gateway Markets	*0.59%*

Supply Growth[1]



13.65%
6.13%
-0.01%
2024
2025
2026

Major Employers

Dynetics (A Leidos Company), NASA, ADTRAN, SIEMENS, NORTHROP GRUMMAN

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025
(1) Supply growth based on deliveries in IRT's submarkets

Huntsville represents 2.8% of IRT's NOI

IRT Markets | Orlando

Community Map



Orlando



Serenza at Ocoee Village
Orlando, FL



Millenia 700
Orlando, FL

Job Growth



2.29%
1.05%
1.13%
2024
2025
2026

Population Growth



2.55%
1.25%
1.00%
2024
2025
2026

2025 Job Growth

US Average	*0.48%*
Gateway Markets	*(0.01%)*

2025 Population Growth

US Average	*0.41%*
Gateway Markets	*0.59%*

Supply Growth(1)



4.91%
6.86%
1.31%
2024
2025
2026

Major Employers

Lockheed Martin, Darden, Universal, Orlando Health, AdventHealth, Walt Disney World, Adventist Health System, SeaWorld Entertainment

Data Sources: CoStar Q3 2025 data release. Greenstreet Data as of October 2025
(1) Supply growth based on deliveries in IRT's submarkets

Orlando represents 2.1% of IRT's NOI

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

This presentation may contain non-U.S. generally accepted accounting principals ("GAAP") financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT's reports filed or furnished with the SEC available at IRT's website www.IRTLIVING.com under Investor Relations. IRT's other SEC filings are also available through this website.

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of net rent amounts, after concessions amortized over the life of the lease, divided by the average occupancy (in units) for the period presented. We believe average effective rent is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month.

Same-Store Average Occupancy

Average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period.

EBITDA and Adjusted EBITDA

Each of EBITDA and Adjusted EBITDA is a non-GAAP financial measure. EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as loss on impairment (gain on sale) of real estate, debt extinguishments and acquisition related debt extinguishment expenses, casualty (gains) losses and income (loss) from investments in unconsolidated real estate entities. We consider each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. Our calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, our Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations ("FFO") and Core Funds From Operations ("CFFO")

We believe that FFO and CFFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, loss on impairment (gain on sale) of real estate and unconsolidated real estate entities, and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT's definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs.

CFFO is a computation made by analysts and investors to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty (gains) losses, loan premium accretion and discount amortization and debt extinguishment costs from the determination of FFO.

Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

Interest Coverage is a ratio computed by dividing Adjusted EBITDA by interest expense

Net Debt, a non-GAAP financial measure, equals total consolidated debt less cash and cash equivalents and loan premiums and discounts. The following table provides a reconciliation of total consolidated debt to net debt (Dollars in thousands).

We present net debt and net debt to Adjusted EBITDA because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis.

	As of				
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Total debt	$ 2,296,202	$ 2,249,801	$ 2,253,957	$ 2,333,683	$ 2,286,694
Less: cash and cash equivalents	(23,290)	(19,491)	(29,055)	(21,228)	(17,611)
Less: loan discounts and premiums, net	(23,863)	(25,469)	(27,454)	(31,721)	(33,970)
Total net debt	$ 2,249,049	$ 2,204,841	$ 2,197,448	$ 2,280,734	$ 2,235,113

Net Operating Income

We believe that Net Operating Income ("NOI"), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, casualty related costs and gains, property management expenses, and general and administrative expenses, interest expenses, and net gains on sale of assets.

Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate performance on a same-store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same-Store Properties and Same-Store Portfolio

We review our same-store portfolio at the beginning of each calendar year. Properties are added into the same-store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same-store portfolio. We may also refer to the Same-Store Portfolio as the IRT Same-Store Portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (dollars in thousands).

	As of				
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Total assets	$ 6,092,592	$ 5,962,626	$ 5,983,494	$ 6,057,919	$ 5,948,204
Plus: accumulated depreciation (a)	890,039	838,718	789,619	753,539	715,702
Plus: accumulated amortization	75,395	72,976	71,001	70,838	69,958
Total gross assets	$ 7,058,026	$ 6,874,320	$ 6,844,114	$ 6,882,296	$ 6,733,864

(a) Includes accumulated depreciation associated with real estate held for sale, as applicable.

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

Independence Realty Trust Inc.
Reconciliation of Same-Store Net Operating Income to Net Income (loss)
(Dollars in thousands)

	For the Three-Months Ended (a)				
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Reconciliation of same-store net operating income to net income (loss)					
Same-store net operating income	$ 95,390	$ 92,467	$ 92,764	$ 97,644	$ 92,840
Non same-store net operating income	9,799	8,489	8,878	8,778	6,482
Other loss (income), net	(12)	-	(103)	-	-
Other revenue	250	297	338	346	275
Loss (gain) from unconsolidated real estate entities	9,814	(562)	(590)	2,729	(703)
Property management expenses	(7,891)	(7,715)	(7,826)	(7,379)	(7,379)
General and administrative expenses	(4,905)	(5,982)	(8,406)	(4,856)	(4,765)
Depreciation and amortization expense	(61,735)	(59,794)	(58,725)	(57,742)	(55,261)
Casualty gains (losses), net	(419)	(255)	115	80	(1,249)
Interest expense	(20,455)	(18,773)	(19,348)	(19,770)	(18,308)
Gain on sale (loss on impairment) of real estate assets, net	(12,841)	—	1,496	(20,928)	688
Gain (loss) on extinguishment of debt	—	—	(67)	(2)	—
Restructuring costs	—	—	—	—	—
Merger and integration costs	—	—	—	—	—
Net income (loss)	$ 6,995	$ 8,172	$ 8,526	$ (1,100)	$ 12,620

(a) Same store portfolio includes 105 properties, which represents 30,502 units.

INDEPENDENCE REALTY TRUST

FORWARD LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, our earnings guidance, and the assumptions underlying such guidance, our planned use of remaining proceeds from our sales of common stock on a forward basis, our expectations with respect to the three properties which are classified as held for sale, the assumptions underlying the determination of the fair value of our impairment charge for our property held for sale as of September 30, 2025, and our expectations with respect to our new joint venture and our expectations with respect to future acquisitions and dispositions. All statements in this release that address financial and operating performance, events or developments that we expect or anticipate will occur or be achieved in the future are forward-looking statements.

Our forward-looking statements are not guarantees of future performance and involve estimates, projections, forecasts and assumptions, including as to matters that are not within our control, and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, our planned use of the remaining proceeds from our sales of common stock on a forward basis, inability to sell certain assets, including those assets designated as held for sale, within the time frames or at the pricing levels expected, failure to achieve expected benefits from the redeployment of proceeds from asset sales, inability or failure to achieve anticipated benefits from future acquisitions and dispositions, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve rent increases and occupancy levels on account of the value add initiatives, unexpected impairments or impairments in excess of our estimates, increased regulations generally and specifically on the rental housing market, including legislation that may regulate rents and fees or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, economic conditions, including inflation and recessionary conditions and their related impacts on the real estate industry, U.S. and global trade policies and tensions, including changes in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, the impacts from the U.S. government shutdown, the effects of natural and other disasters, unknown or unexpected liabilities, including the cost of legal proceedings, costs and disruptions as the result of a cybersecurity incident or other technology disruption, including but not limited to a third party's unauthorized access to our data or the data of our residents, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the "Risk Factors" sections of our Annual Report on Form 10-K for the year ended December 31, 2024, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements.

These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.